RCM Technologies, Inc.       Tel:  856.486.1777
2500 McClellan Avenue        Fax:  856.488.8833       Corporate Contacts:
Pennsauken, NJ 08109-4613    info@rcmt.com            Leon Kopyt
                             www.rcmt.com             Chairman, President & CEO
                                                      Stanton Remer, CPA
                                                      Executive VP & CFO
                                                      Kevin D. Miller
                                                      Senior Vice President



                                  PRESS RELEASE

        RCM TECHNOLOGIES, INC. ANNOUNCES RESULTS FOR THE FIFTY-TWO WEEKS
                   AND THIRTEEN WEEKS ENDED DECEMBER 31, 2005

Pennsauken, NJ - March 22, 2006 -- RCM Technologies, Inc. (NNM: RCMT) today announced financial results for the fifty-two weeks and thirteen weeks ended December 31, 2005.

The Company announced revenues of $180.6 million for the fifty-two weeks ended December 31, 2005, up from $169.3 million for the fifty-three weeks ended January 1, 2005 (the same period a year ago). Net income for the fifty-two weeks ended December 31, 2005 was $3.5 million, or $.30 per diluted share, as compared to net income of $2.2 million, or $.19 per diluted share, for the same period a year ago. For the fifty-two weeks ended December 31, 2005, earnings before interest, taxes, depreciation and amortization (EBITDA) was $7.2 million, or $.61 per diluted share, as compared to $4.5 million, or $.38 per diluted share, for the same period a year ago. Included in EBITDA for the fifty-three weeks ended January 1, 2005 was a charge for impairment of goodwill of $2.2 million, or $.19 per diluted share.

The Company announced revenues of $46.8 million for the thirteen weeks ended December 31, 2005, up from $41.7 million for the thirteen weeks ended January 1, 2005 (the same period a year ago). Net income for the thirteen weeks ended December 31, 2005 was $818,500, or $.07 per diluted share, as compared to a net loss of $223,900, or $.02 per diluted share, for the same period a year ago. For the thirteen weeks ended December 31, 2005, EBITDA was $2.0 million, or $.17 per diluted share, as compared to a loss of $533,000, or $.05 per diluted share, for the same period a year ago. Included in EBITDA for the thirteen weeks ended January 1, 2005 was a charge for impairment of goodwill of $2.2 million, or $.19 per diluted share.

Leon Kopyt, Chairman and CEO of RCM, commented: "We are pleased to report that revenues and earnings increased for the fiscal year 2005 versus 2004 as well as for the fourth quarter on a sequential and comparable year over year basis. We expect that the recently awarded contracts will have a marginally positive impact on the results for the first quarter of 2006 and will have a greater contribution in the subsequent quarters. Our current business outlook remains favorable and we believe the company's growth initiatives are succeeding."

About RCM
RCM Technologies, Inc. is a premier provider of business and technology solutions designed to enhance and maximize the operational performance of its customers through the adaptation and deployment of advanced information technology and engineering services. RCM is an innovative leader in the design, development, and delivery of these solutions to commercial and government sectors for more than 30 years. RCM's offices are located in major metropolitan centers throughout North America. Additional information can be found at www.rcmt.com.

The Statements contained in this release that are not purely historical are forward-looking statements within the Private Securities Litigation Reform Act of 1995 and are subject to various risks, uncertainties and other factors that could cause the Company's actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. Forward looking statements include, but are not limited to, those relating to demand for the Company's services, expected demand for our services and expectations regarding our revenues, the Company's ability to continue to utilize goodwill, to continue to increase gross margins, to achieve and manage growth, to develop and market new applications and services, risks relating to the acquisition and integration of acquired businesses, demand for new services and applications, timing of demand for services, industry strength and competition and general economic factors. Investors are directed to consider such risks, uncertainties and other factors described in documents filed by the Company with the Securities and Exchange Commission.

                                Tables to Follow

                             RCM Technologies, Inc.
                      Consolidated Statements of Operations
                    (In Thousands, Except Per Share Amounts)



                                                               Fifty-Two            Fifty-Three
                                                              Weeks Ended           Weeks Ended
                                                             December 31,           January 1,
                                                                 2005                  2005
                                                            ----------------      ----------------

Revenues                                                           $180,618              $169,277
Gross profit                                                         42,683                40,974
Selling, general and administrative                                  35,461                34,331
Depreciation and amortization                                         1,206                 1,219
Impairment of goodwill                                                                      2,164
Other expense                                                           221                   474
Gain on foreign currency transactions                                   (12)                  (25)
Income  before income taxes                                           5,807                 2,811
Income taxes                                                          2,271                   604
Net income                                                           $3,536                $2,207

Earnings per share (diluted)
  Net income                                                           $.30                  $.19



                                                               Thirteen              Thirteen
                                                              Weeks Ended           Weeks Ended
                                                             December 31,           January 1,
                                                                 2005                  2005
                                                            ----------------      ----------------
Revenues                                                            $46,822               $41,723
Gross profit                                                         11,364                10,283
Selling, general and administrative                                   9,415                 8,681
Depreciation and amortization                                           406                   313
Impairment of goodwill                                                                      2,164
Other expense                                                            50                   123
Gain on foreign currency transactions                                   (19)                  (29)
Income (loss) before income taxes                                     1,512                  (969)
Income taxes (benefit)                                                  693                  (745)
Net income (loss)                                                      $819                 ($224)

Earnings per share (diluted)
  Net income (loss)                                                    $.07                 ($.02)



                             RCM Technologies, Inc.
                     Summary Consolidated Balance Sheet Data
                                 (In Thousands)


                                                           December 31,         January 1,
                                                               2005                2005
                                                          ----------------    ---------------

Cash and equivalents                                               $3,761             $2,402
Accounts receivable                                                44,930             40,536
Working capital                                                    33,032             29,545
Goodwill and Intangible assets                                     38,469             35,843
Total assets                                                      106,773             99,388
Senior debt                                                         3,900              4,900
Total liabilities                                                  31,084             29,443
Stockholders' equity                                              $75,689            $69,945

                             RCM Technologies, Inc.
       Reconciliation of EBITDA to Net Income (Loss) and Cash Provided by
                              Operating Activities

EBITDA means earnings before interest, taxes, depreciation and amortization. We believe that EBITDA, as presented, represents a useful measure of assessing the performance of our operating activities, as it reflects our earnings trends without the impact of certain non-cash and unusual charges or income. EBITDA is also used by our creditors in assessing debt covenant compliance. We understand that, although security analysts frequently use EBITDA in the evaluation of companies, it is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. EBITDA is not intended as an alternative to cash flow provided by operating activities as a measure of liquidity, as an alternative to net income as an indicator of our operating performance, nor as an alternative to any other measure of performance in conformity with generally accepted accounting principles. The following is a reconciliation of EBITDA to both net income
(loss) and cash flow provided by operating activities.

                                                      Fifty-Two Weeks          Fifty-Three
                                                           Ended               Weeks Ended
                                                       December 31,            January 1,
                                                           2005                   2005
                                                     ------------------     ------------------
                                                                   (In Thousands)
EBITDA                                                          $7,234                 $4,504
Depreciation and amortization                                    1,206                  1,219
Interest expense, net of interest income                           221                    474
Income taxes                                                     2,271                    604
                                                     ------------------     ------------------
Net income                                                      $3,536                 $2,207
                                                     ==================     ==================


Earning per share (diluted)
    EBITDA                                                        $.61                   $.38
                                                     ==================     ==================
    Net income                                                    $.30                   $.19
                                                     ==================     ==================

    Weighted average shares outstanding                         11,732                 11,680
                                                     ==================     ==================

                                                         Thirteen               Thirteen
                                                        Weeks Ended            Weeks Ended
                                                       December 31,            January 1,
                                                           2005                   2005
                                                     ------------------     ------------------
                                                                   (In Thousands)
EBITDA income (loss)                                            $1,967                  ($533)
Depreciation and amortization                                      405                    313
Interest expense, net of interest income                            50                    123
Income taxes (benefit)                                             693                   (745)
                                                     ------------------     ------------------
Net income (loss)                                                 $819                  ($224)
                                                     ==================     ==================

Earning per share (diluted)
    EBITDA income (loss)                                          $.17                  ($.05)
                                                     ==================     ==================
    Net income (loss)                                             $.07                  ($.02)
                                                     ==================     ==================

    Weighted average shares outstanding                         11,859                 11,352
                                                     ==================     ==================

                             RCM Technologies, Inc.
       Reconciliation of EBITDA to Net Income (Loss) and Cash Provided by
                        Operating Activities (Continued)

                                                      Fifty-Two Weeks          Fifty-Three
                                                           Ended               Weeks Ended
                                                        December 31,           January 1,
                                                            2005                  2005
                                                      -----------------     ------------------
Net income                                                      $3,536                 $2,207
Adjustments to reconcile net income to cash
 provided by (used in) operating activities:
    Depreciation and amortization                                1,206                  1,219
    Provision for losses on accounts receivable                    (70)                     8
    Goodwill impairment                                                                 2,164
    Deferred tax assets                                            952                   (365)
Changes in operating assets and liabilities
    Accounts receivable                                         (4,342)                (4,275)
    Income tax refund receivable                                    17
    Restricted cash                                               (276)
    Prepaid expenses and other current assets                      (67)                   595
    Accounts payable and accrued expenses                        1,449                 (3,330)
    Accrued payroll                                                321                  1,310
    Payroll and withheld taxes                                    (232)                   923
    Income taxes payable                                         1,103                   (880)
                                                      -----------------     ------------------

Cash provided by (used in) operating activities                 $3,597                  ($424)
                                                      =================     ==================

                                                          Thirteen              Thirteen
                                                        Weeks Ended            Weeks Ended
                                                        December 31,           January 1,
                                                            2005                  2005
                                                      -----------------     ------------------
Net income (loss)                                                 $818                  ($224)
Adjustments to reconcile net income (loss) to cash
provided by operating activities:
    Depreciation and amortization                                  405                    314
    Provision for losses on accounts receivable                     40                    (55)
    Goodwill impairment                                                                 2,164
Changes in operating assets and liabilities
    Accounts receivable                                         (2,580)                (2,867)
    Income tax refund receivable                                    17
    Restricted cash                                                (71)
    Deferred tax asset                                             871                     53
    Prepaid expenses and other current assets                     (873)                  (107)
    Accounts payable and accrued expenses                          756                    177
    Accrued payroll                                              1,360                  1,200
    Payroll and withheld taxes                                     292                    197
    Income taxes payable                                           (35)                (1,361)
                                                      -----------------     ------------------

Cash provided by (used in) operating activities                 $1,000                  ($509)
                                                      =================     ==================